UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


     Wisconsin                        1-13154                        39-1431799
(State of Incorporation)        (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

3100 AMS Boulevard, Green Bay, Wisconsin                                54313
(Address of principal executive offices)                              (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




                               ------------------

Item 5.  Other Events and Regulation FD Disclosure.

     The following is a report of recent developments in certain previously reported legal proceedings.

     On April 23, 2003, the First District Court of Appeals for the State of Florida reversed an earlier order by the Florida Department of Insurance that would have suspended the license of American Medical Security Group, Inc.'s (the "Company") primary insurance subsidiary, United Wisconsin Life Insurance Company, to sell new business in Florida for one year. The Court of Appeals had stayed the order on July 29, 2002, pending the appeal.

     A copy of the press release issued by the Company related to the Court of Appeals' decision is attached hereto as Exhibits 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          (c) Exhibits

               See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  April 24, 2003               /s/ Timothy J. Moore
                                     -------------------------------------------
                                     Senior Vice President of Corporate Affairs,
                                     General Counsel & Secretary

                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (the "Registrant")
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                         Date of Report: April 23, 2003

Exhibit                                                                   Filed
Number                             Description                          Herewith

99           Press Release dated April 24, 2003, issued by the Registrant    X